Exhibit 10.1

Amendment No. 1

To

Agreement

This Amendment No. 1 (“Amendment”) to the Agreement (“Agreement”) by and between BakBone Software Incorporated (“BakBone”) and VantagePoint Venture Partners IV(Q) L.P., VantagePoint Venture Partners Principals Fund IV, L.P. and VantagePoint Venture Partners IV, L.P. (collectively, “VantagePoint”), made as of September 22, 2009, is entered into by the undersigned parties hereto (“Parties”) effective as of September    , 2010 (“Amendment Effective Date”). Except as otherwise stated in this Amendment, the provisions of the Agreement shall remain in full force and effect, and unmodified. All references to articles and sections and use of defined terms herein shall have the same meanings and effect as stated in the Agreement unless otherwise stated in this Amendment.

Whereas, the Parties desire to amend the Agreement pursuant to the terms of this Amendment.

Now, therefore, the parties agree as follows:

1. Paragraph 3(a) of the Agreement is struck in its entirety and replaced by the following:

(a)	duly call, issue notice of and hold the annual general meeting of shareholders following conclusion of the 2010 fiscal year and in any event no later than December 31, 2010 (the “2010 AGM”)

Agreed to:

BakBone Software, Inc.		VantagePoint Venture Partners IV (Q) L.P.

By: VantagePoint Venture Associates IV.
L.L.C., its General Partner

By:	/s/ Steve Martin	By:	/s/ Alan E. Salzman
Name: Steve Martin		Name: Alan E. Salzman
Title: SVP CFO + Interim CEO		Title: Managing Member
Date: September 29, 2010		Date: September 29, 2010

VantagePoint Venture Partners Principals Fund IV, L.P. By: VantagePoint, Venture Associates IV, L.L.C., Its General Partner

By:	/s/ Alan E. Salzman
Name: Alan E. Salzman
Title: Managing Member
Date: September 29, 2010

VantagePoint Venture Partners IV, L.P. By: VantagePoint Venture Associates IV, L.L.C., Its General Partner

By:	/s/ Alan E. Salzman
Name: Alan E. Salzman
Title: Managing Member
Date: September 29, 2010

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